SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                               Kronos Incorporated
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               (Exact name of registrant as specified in charter)

Massachusetts                        0-20109                    04-2640942
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(State or other juris-             (Commission                (IRS Employer
diction of incorporation           File Number)             Identification No.)


         297 Billerica Road, Chelmsford, MA             01824
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      (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: 978-250-9800

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          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition


     On January 29, 2004, Kronos Incorporated announced its financial results for the fiscal quarter ended January 3, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 29, 2004             KRONOS INCORPORATED

                                    By:  /s/  Paul A. Lacy
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                                              Paul A. Lacy
                                    Executive Vice President, Chief Financial
                                    and Administrative officer

                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release dated January 29, 2004